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                                                                  Exhibit 10.107

Peoria Crossing Shopping Center

                                   ASSIGNMENT

     This Assignment is made as of the 3rd day of March 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("Assignor") to and for the benefit of INLAND WESTERN GLENDALE, L.L.C., a Delaware limited liability company ("Assignee").

     Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under into that certain real Estate Sale Agreement dated as of January 9, 2004, as amended and entered into by Kimco Barclay Peoria Crossing, L.P., an Arizona limited partnership, as seller, and Assignor, as Buyer (collectively, the "Agreement"), for the sale and purchase of the property described by the Agreement, located in Peoria, Arizona.

     Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

                              ASSIGNOR:

                              INLAND REAL ESTATE ACQUISITIONS, INC.
                              an Illinois corporation


                              By: /s/ G. Joseph Cosenza
                                 ------------------------------
                              Name:  G. Joseph Cosenza
                                   ----------------------------
                              As Its:  President
                                     --------------------------


                              ASSIGNEE:

                              INLAND WESTERN GLENDALE, L.L.C.,
                              a Delaware limited liability company

                              By: Inland Western Retail Real Estate Limited Partnership, an Illinois limited partnership

                              By: /s/ Charles Benevenuto
                                 ------------------------------
                              Name:  Charles Benevenuto
                                   ----------------------------
                              As Its:  Authorized Agent
                                     --------------------------